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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 4, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                       1-10702             34-1531521
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   (State or Other Jurisdiction           (Commission          (IRS Employer
         of Incorporation)               File Number)       Identification No.)



       500 Post Road East, Suite 320, Westport, Connecticut             06880
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             (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           ---------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.01.  Other Events.

     Terex Corporation ("Terex") issued a press release on October 4, 2004, announcing that it is participating in the Deutsche Bank Global High Yield Conference at The Phoenician in Scottsdale, Arizona on October 6, 2004. A copy of Terex's slide presentation from this conference is being made available on Terex's website, www.terex.com, in the "Investors" section of the website.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 4, 2004


                                    TEREX CORPORATION


                                    By:  /s/ Eric I Cohen
                                         Eric I Cohen
                                         Senior Vice President








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